RUSSELL INVESTMENTS EXCHANGE TRADED FUNDS
Supplement dated June 3, 2026, to
Prospectus dated January 8, 2026
I. RUSSELL INVESTMENTS CORE PLUS BOND ETF RISK/RETURN SUMMARY: The “Impact of Large Shareholder Transactions (including Possible Fund Liquidation)” risk in the sub‑section entitled “Principal Risks of Investing in the Fund” in the Risk/Return Summary section for the Russell Investments Core Plus Bond ETF in the Prospectus listed above is restated as follows:
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation). The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Large shareholders, including other funds or accounts managed by RIM, may from time to time own a substantial amount of the Fund’s shares and such shareholders may at times be considered to control the Fund. Any investment by a large shareholder may be held for a limited period of time and there can be no assurance that any large shareholder will not redeem its investment, the size of the Fund will be maintained at such levels or the Fund will continue to meet applicable listing requirements. Sales of large amounts of Shares may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. Cash redemptions could result in the Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so and may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax‑efficient than an investment in an ETF that is able to effect redemptions in‑kind. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. Large redemptions may also result in higher and/or accelerated levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher Fund cash levels, higher brokerage commissions and other transaction costs, among other negative consequences such as reduced liquidity in the Fund’s portfolio. As a result, large redemption activity, including by other funds or accounts managed by RIM, could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance or may result in the Fund no longer remaining at an economically viable size, in which case the Fund may cease operations.
II. RISKS: The “Impact of Large Shareholder Transactions (including Possible Fund Liquidation)” risk in the “Risks” section in the Prospectus listed above is restated as follows:
Impact of Large Shareholder Transactions (Including Possible Fund Liquidation)
The Fund may experience certain adverse effects when certain shareholders, including other funds or accounts managed by RIM, purchase or sell large amounts of Shares of the Fund. Large shareholders, including other funds or accounts managed by RIM, may from time to time own a substantial amount of certain Fund’s shares and such shareholders may at times be considered to control such Fund. Any investment by a large shareholder may be held for a limited period of time and there can be no assurance that any large shareholder will not redeem its investment, the size of the Fund will be maintained at such levels or the Fund will continue to meet applicable listing requirements. Sales of large amounts of Shares may adversely affect a Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. To the extent effected in cash, these redemptions could result in a Fund being forced to sell portfolio securities at a loss or before RIM would otherwise decide to do so. Cash redemptions may also accelerate the realization of taxable income to shareholders, which could make investments in Shares less tax‑efficient than an investment in an ETF that is able to effect redemptions in‑kind. Similarly, large Fund Share purchases through an authorized participant may adversely affect the performance of a Fund to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it

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ordinarily would. To the extent large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
Periods of market illiquidity may exacerbate this risk for money market funds. To the extent a Fund is invested in a money market fund, regulations applicable to money market funds subject the Fund’s redemption from such money market fund to liquidity fees unless certain exceptions apply.
Large redemptions in a Fund may also result in higher and/or accelerated levels of realized capital gains or losses with respect to a Fund’s portfolio securities which may cause non‑redeeming shareholders in the Fund to receive larger capital gain distributions than they otherwise would have received during or with respect to the year in which such large redemptions occur, higher Fund cash levels in anticipation of the redemptions (which may persist for an extended period of time), higher brokerage commissions and other transaction costs. Large redemptions can also affect the liquidity of the Fund’s portfolio because the Fund may be unable to sell illiquid investments at its desired time or price or the price at which the securities have been valued for purposes of the Fund’s net asset value. As a result, the large redemption activity, including by other funds or accounts managed by RIM, could adversely affect the Fund’s ability to conduct its investment program which, in turn, could adversely impact the Fund’s performance.
Certain of the Funds are also used as investments in asset allocation programs managed by RIM and/or sponsored by certain Financial Intermediaries, including pursuant to model strategies provided by RIM. Under these circumstances, these Funds may have a large percentage of their Shares owned through such asset allocation programs. Should RIM or such Financial Intermediary change investment strategies or investment allocations such that fewer assets are invested in a Fund or a Fund is no longer used as an investment, the Fund could experience large redemptions of its Shares up to, and including, the entire investment held by asset allocation program(s). Large redemptions may result in a Fund no longer remaining at an economically viable size, in which case, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments in the Fund at an inopportune time.